CAPITAL MANAGEMENT (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
CAPITAL MANAGEMENT [Abstract]
Interest-bearing bank borrowings	¥ 0	¥ 0
Amounts owed to related parties	36,017	35,626
Total debt	36,017	35,626
Less: Cash and cash equivalents (excluding restricted bank balances)	(2,328)	(110)	¥ (514)	¥ (61,155)
Net debts	33,689	35,516
Equity attributable to shareholders of the Company	¥ 694,530	¥ 772,298
Gearing ratio	4.90%	4.60%